Exhibit 10.3(c)

Authorization ID: DIL528901 Page 1 of 1

Contact ID: KEYSTONE FS-2700-23 (4/97)

Use Code: 161 OMB No. 0596-0082

U.S. DEPARTMENT OF AGRICULTURE

Forest Service

AMENDMENT

FOR

SPECIAL USE AUTHORIZATION

AMENDMENT NUMBER: 3

This amendment is attached to and made a part of the special use authorization (indicated above) issued to RALSTON RESORTS, INC. on 12/31/1996 which is hereby amended as follows:

This amendment removes the old map dated October 1, 1991, and replaces it with a new map covering 8,376 acres, prepared by Erik J. Martin on June 11, 2002.

This Amendment is accepted subject to the conditions set forth herein, and to conditions ____N/A___ to ____N/A___ attached hereto and made a part of this Amendment.

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Holder: Keystone Ski Area Authorized Officer _________//s//________

Roger McCarthy

Holder: _____N/A_______________ Title: Senior Vice President /COO

Date: _______May 9, 2003________ Date: ________May 9, 2003____________

Authorized Officer: _______//s//_______ Title: _____For: Forest Supervisor_______